UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2018

Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2018, Xplore Technologies Corp. (the “Company”) announced the appointment of John Graff as the Company’s Chief Revenue Officer, Tim Dehne as Chief Operating Officer of the Company, and Patrick McClain as Chief Financial Officer of the Company.

Mr. Graff previously served as Vice President-Marketing of the Company, serving in that position since February 2017.  Prior to joining the Company, Mr. Graff served as Vice President, Corporate Marketing, and Vice President, Americas for National Instruments Corporation since before May 2013.

Mr. Dehne previously served as Vice President of Engineering for Briggo, Inc., a privately held specialty coffee company, from November 2013 to February 2018.  Prior to joining Briggo, Inc., Mr. Dehne served a Vice President of Global Marketing at Luminex Corporation (NASDAQ: LMNX) from before May 2013 through August 2013.

Mr. McClain previously served as Executive Vice President, Chief Financial Officer and Treasurer at Falconstor Software, Inc. (OTCQB: FALC), a Software Defined Storage (SDS) company, from August 2017 through April 2018.  Prior to joining Falconstor Software, Mr. McClain served as Chief Financial Officer of Aurea Software Inc., an enterprise software platform within ESW Capital, Inc., from January 2013 to July 2016.  Mr. McClain assumed the roles of principal financial officer and principal accounting officer of the Company.

Section 7— Regulation FD

Item 7.01 Regulation FD Disclosure

On May 15, 2018, the Company issued a press release announcing the appointment of Mr. Graff, Mr. Dehne and Mr. McClain to their new positions with the Company.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.  In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description
99.1	Press Release dated May 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:       /s/Tom Wilkinson
Name: Tom Wilkinson
Title:   Chief Executive Officer

Dated: May 17, 2018